UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 30, 2019

Newmont Goldcorp Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

First Amendment to Implementation Agreement

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2019, Newmont Goldcorp Corporation (formerly known as Newmont Mining Corporation) (“Newmont Goldcorp” or the “Company”) entered into an implementation agreement (the “Implementation Agreement”) with Barrick Gold Corporation (“Barrick”) on March 10, 2019 to establish a joint venture to combine certain of Newmont Goldcorp’s and Barrick’s respective Nevada operations and assets located in the Area of Interest (as defined in the Implementation Agreement) (the “Joint Venture Transaction”). On June 30, 2019, Newmont Goldcorp and Barrick entered into a First Amendment to Implementation Agreement (the “First Amendment”) to amend certain provisions of the Implementation Agreement.

The First Amendment, among other things, modifies certain employee-related provisions to provide that certain Newmont Goldcorp employees and certain Barrick employees will provide services to the joint venture — Nevada Gold Mines LLC (“Nevada Gold Mines”) — pursuant to employee lease agreements (the “Employee Lease Agreements”) between Newmont Goldcorp and Nevada Gold Mines and between Barrick and Nevada Gold Mines, respectively, and that Nevada Gold Mines will make offers of employment to such employees upon the expiration of the terms of the Employee Lease Agreements. Pursuant to the First Amendment, Nevada Gold Mines will assume responsibility for all Employment Expenses (as defined in the First Amendment) related to such employees accrued from and after closing of the Joint Venture Transaction.

In addition, the First Amendment, among other things, (a) clarifies the treatment of certain contracts that relate both to Newmont Goldcorp’s and its affiliates’ operations within and outside of the Area of Interest, (b) adds specificity to and clarifies the schedule describing and depicting the Area of Interest and the exclusions therefrom, and (c) removes Newmont Nevada Energy Investment LLC (“NNEI”), an indirect subsidiary of Newmont Goldcorp, from the list of Newmont Goldcorp affiliates contributing assets to Nevada Gold Mines, and provides that the limited liability company interests in NNEI will instead be assigned to Nevada Gold Mines following receipt of all necessary regulatory approvals applicable to such assignment, including the approval of the Federal Energy Regulatory Commission.

The foregoing description of the First Amendment does not purport to be a complete description of the First Amendment and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

Nevada Gold Mines LLC — Amended and Restated Limited Liability Company Agreement

On July 1, 2019, Newmont Goldcorp and Barrick consummated the Joint Venture Transaction.  Pursuant to the Implementation Agreement, as amended, each of Newmont Goldcorp, Barrick, and their respective affiliates that held properties in the Area of Interest contributed to Nevada Gold Mines its respective right, title and interest in, to or under all properties located in the Area of Interest and any other assets, properties or rights located in the State of Nevada and relating primarily to such properties, subject to specific exclusions.

In connection with the closing of the Joint Venture Transaction, Newmont Goldcorp, Newmont USA Limited, a wholly-owned subsidiary of Newmont Goldcorp (“Newmont Member” or “NUSA”), Barrick, and Barrick Nevada Holding LLC (“Barrick Member” and, each of Newmont Member and Barrick Member, a “Member”), entered into an Amended and Restated Limited Liability Company Agreement of Nevada Gold Mines (the “LLC Agreement”), which is the primary operating document governing Nevada Gold Mines.

Membership Interests and Right of First Refusal

Newmont Member holds a 38.5% membership interest, and Barrick Member holds a 61.5% membership interest, in Nevada Gold Mines, which membership interests are governed by the terms of the LLC Agreement. Each of Newmont Member and Barrick Member has a right of first refusal over any proposed transfer by the other Member of its membership interest in Nevada Gold Mines, other than transfers to a wholly-owned subsidiary of the transferring Member.

Board of Managers

Under the LLC Agreement, Nevada Gold Mines will have a five-person board of managers (the “Board”), comprised of three managers appointed by Barrick Member and two managers appointed by Newmont Member. The chairman of the Board will be appointed by Barrick Member. Newmont Goldcorp and Barrick will have an equal number of representatives on Nevada Gold Mines’ advisory committees, including its advisory technical, finance and exploration committees. Newmont Goldcorp will support and oversee Nevada Gold Mines through its participation on the advisory technical, finance and exploration committees and the Board. Barrick Member will be the operating member (the “Operating Member”) with overall management responsibility for operations of Nevada Gold Mines, subject to the supervision and direction by the Board. Decisions of the Board will generally be determined by a majority vote, with the directors appointed by each of Barrick Member and Newmont Member having voting power in proportion to such Member’s economic interests in Nevada Gold Mines. However, pursuant to the LLC Agreement, 100% Board approval is required for certain activities including, but not limited to, (a) issuing to third parties membership interests in Nevada Gold Mines, (b) changing the rights, privileges and preferences of the holders of membership interests in Nevada Gold Mines, (c) disposing of assets (including the granting of royalties but excluding sales of production or other dispositions in the ordinary course), in one or a series of related transactions, with a value exceeding $500 million, (d) incurring long-term liabilities outside of the ordinary course of business, and (e) causing Nevada Gold Mines to engage in certain activities outside of the Area of Interest, unless such activities are ancillary to Nevada Gold Mines’ activities within the Area of Interest or would reasonably be expected to have a significant economic benefit to the Nevada JV Business (as defined in the LLC Agreement). In addition, without the approval of Newmont Member and Barrick Member, Nevada Gold Mines may not, directly or indirectly, apply for or acquire mineral rights, surface rights or ancillary rights including water rights outside the State of Nevada.

Gold and Silver Purchase Agreement

The LLC Agreement requires Newmont Member and Barrick Member to purchase, or to cause their respective designated affiliates to purchase, from Nevada Gold Mines 100% of the refined gold and silver outturned following the refining of Doré (as defined in the LLC Agreement) on a pro rata basis according to their proportionate interests in Nevada Gold Mines, pursuant to the terms of a gold and silver bullion purchase agreement among Barrick, Newmont Member, and Nevada Gold Mines.

Retained Royalties

Pursuant to the LLC Agreement, (a) Newmont Member reserves a 1.5% of net smelters returns royalty on gold produced in excess of a specified threshold from the properties contributed by Newmont Goldcorp and its affiliates, and (b) Barrick Member reserves a 1.5% of net smelters returns royalty on gold produced in excess of a specified threshold by Nevada Gold Mines from the properties contributed by Barrick and its affiliates.

Surety and Guarantee Agreements

Pursuant to the LLC Agreement, in the event that any guaranty, letter or credit, indemnity agreement, surety bond or similar agreement or arrangement that relates to the ownership, operation, maintenance, reclamation, restoration or closure of any properties or other assets of Nevada Gold Mines or its subsidiaries, or any other obligation of Nevada Gold Mines or its subsidiaries (each, a “Surety Arrangement” and collectively, “Surety Arrangements”) is required by any governmental authority and is not provided solely by Nevada Gold Mines, each of Newmont Member (or, if required, Newmont Goldcorp) and Barrick Member (or, if required, Barrick) will undertake the obligations, or enable Nevada Gold Mines to undertake the obligations, required to provide such Surety Arrangement, in each case in proportion to its respective proportionate interests in Nevada Gold Mines.

Pursuant to the LLC Agreement, Newmont Goldcorp guarantees in favor of Barrick Member, Barrick and Nevada Gold Mines the prompt and complete payment on demand of all amounts due and owing under the LLC Agreement by Newmont Member and under any bonds or other Surety Arrangements provided by Newmont Member (and, if applicable, Newmont Goldcorp), and the observance and performance by Newmont Member of all the terms, covenants, conditions and provisions to be observed or performed by Newmont Member under the LLC Agreement and by Newmont Member (and, if applicable, Newmont Goldcorp) under such bonds or other Surety Arrangements, and Barrick makes a reciprocal guarantee in favor of Newmont Member, Newmont Goldcorp and Nevada Gold Mines.

Funding Statements, Capital Contributions and Penalties

The Operating Member will prepare and submit to each Member monthly statements of account, which may include funding statements requesting additional Member capital contributions. In the event that Newmont Member fails to provide contributions as required by the LLC Agreement or Nevada Gold Mines is required to make any payment pursuant to the Guaranty (as defined herein), Newmont Member’s proportionate interest in Nevada Gold Mines will be subject to dilution in the manner described in the LLC Agreement.

Excluded Properties

Certain development and exploration properties of Newmont Goldcorp and Barrick within the Area of Interest were excluded from the contributions to Nevada Gold Mines made upon closing the Joint Venture Transaction, including Newmont Goldcorp’s Fiberline and Mike projects and Barrick’s Fourmile project. The LLC Agreement includes a mechanism for the potential contribution of such excluded properties to Nevada Gold Mines at a future time, which is further detailed in the LLC Agreement.

The foregoing summary of the LLC Agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the LLC Agreement and is qualified in its entirety by reference to the LLC Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Guaranty

In connection with the transfer of certain assets, properties and rights of NUSA, to Nevada Gold Mines pursuant to the Joint Venture Transaction, Newmont Goldcorp, NUSA, as existing guarantor, Nevada Gold Mines, as new guarantor, and The Bank of New York Mellon Trust Company, N.A., as successor-in-interest to Citibank, N.A., as trustee (the “Trustee”), executed the First Supplemental Indenture, dated as of July 1, 2019 (the “First Supplemental Indenture”), to the indenture, dated as of March 22, 2005 (the “Indenture”), by and among Newmont, NUSA and the Trustee, pursuant to which the Company has issued $600.0 million in aggregate principal amount of its 5.875% Notes due 2035 (the “Notes”), which are currently outstanding. Pursuant to the First Supplemental Indenture, Nevada Gold Mines expressly assumed the due and punctual performance and observance of all of the covenants and conditions of NUSA under the Indenture and the Notes and agreed to provide a full and unconditional Guaranty (as defined in the Indenture) on the terms and subject to the conditions set forth in the Indenture, including Article Twelve thereof. Accordingly, upon the execution of the First Supplemental Indenture, NUSA and Nevada Gold Mines have jointly and severally guaranteed the obligations of Newmont Goldcorp under the Indenture and the Notes.

The foregoing description of the First Supplemental Indenture does not purport to be a complete description of all the parties’ rights and obligations under the First Supplemental Indenture and is qualified in its entirety by reference to the First Supplemental Indenture, a copy of which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1*

Implementation Agreement, dated as of March 10, 2019, between Barrick Gold Corporation and Newmont Goldcorp Corporation (formerly known as Newmont Mining Corporation). Incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 12, 2019.

2.2	First Amendment to Implementation Agreement, dated as of June 30, 2019, between Barrick Gold Corporation and Newmont Goldcorp Corporation.
4.1

Indenture, dated as of March 22, 2005, among Newmont Goldcorp Corporation (formerly known as Newmont Mining Corporation), Newmont USA Limited and Citibank, N.A. Incorporated by reference to Exhibit 4.1 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 22, 2005.

4.2	First Supplemental Indenture, dated as of July 1, 2019, among Newmont Goldcorp Corporation, Newmont USA Limited, Nevada Gold Mines LLC and The Bank of New York Mellon Trust Company, N.A., as trustee.
10.1**

Amended and Restated Limited Liability Company Agreement of Nevada Gold Mines LLC, dated July 1, 2019, among Barrick Gold Corporation, Barrick Nevada Holding LLC, Newmont Goldcorp Corporation, Newmont USA Limited and Nevada Gold Mines LLC.

*                 Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally any omitted schedules to the SEC upon request.

**          Portions of this exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT GOLDCORP CORPORATION

Date: July 5, 2019	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary